Temple reviewed • • First Quarter 2023 Results May 9, 2023 • Meaningful progress on 2023 strategic objectives, reflecting focus on growing business pipeline and ensuring readiness to deliver on commitments to existing customers • Completed important work for the Carbon Free Power Project and RoPower, NuScale’s committed customers • Strengthened customer pipeline with developments in Poland, Indonesia and Korea • Progressed second Standard Design Approval application to the technical review phase by the U.S. Nuclear Regulatory Commission (NRC) • Placed first long-lead material order with Doosan Enerbility to produce forgings and materials essential to manufacturing the first NuScale Power Modules NuScale continues to build momentum towards commercialization as we transition to product delivery for our existing customers while growing our robust customer pipeline. We are seeing an acceleration of interest as more stakeholders around the world look for zero-carbon energy sources, and as appreciation grows for the critical role that small modular reactors (SMR) will play in the global energy transition. As the first and only SMR to receive NRC design approval and certification, and with manufacturing of our NuScale Power Modules set to start later this year, NuScale is proud to lead the charge and help demonstrate that SMR technology is a safe, scalable and reliable way to deliver clean energy across the globe.” JOHN HOPKINS President and Chief Executive Officer

First Quarter 2023 Results 2 BUSINESS UPDATE HIGHLIGHTS • Effectively progressed the Carbon Free Power Project, including working with the Utah Associated Municipal Power Systems (UAMPS) to advance the Combined License application (COLA) toward completion and develop a Class 2 cost estimate for the project. • Continued Phase 1 Front-End Engineering and Design work for RoPower and completed key activities such as defining major site and site-specific inputs for NuScale’s VOYGR™-6 power plant, which will be deployed on the site of a decommissioned coal-fired power plant in Romania. • Business development advanced in Poland, Indonesia and Korea demonstrating NuScale’s robust customer pipeline and underscoring interest and support for NuScale and its SMR technology. o In Poland, KGHM submitted an application to the Ministry of Climate and Environment to issue a fundamental decision to build an SMR power plant in the country. o In Indonesia, the U.S. Trade and Development Agency awarded a grant to Indonesia Power for technical assistance to develop the country’s first SMR in partnership with NuScale. o In Korea, NuScale signed a Memorandum of Understanding with Doosan Enerbility and the Export- Import Bank of Korea to strengthen their collaboration and support NuScale’s SMR deployment. • NuScale’s second Standard Design Approval (SDA) application for its uprated VOYGR™-6 SMR power plant progressed to technical review by the U.S. Nuclear Regulatory Commission. NuScale expects the SDA application to be accepted for review this year and ultimately earn approval of the updated SDA in-line with its project schedule. The uprated 77 MWe module will support the capacity needs of a wider range of customers. • Ordered long-lead materials with Doosan Enerbility to produce components critical to manufacturing the first NuScale Power Modules™ (NPM), marking a key step in the transition from planning to product delivery. Doosan has since commenced production of NPM forgings, which will provide the materials required for the manufacturing process to begin later this year. • Earned the highly regarded ISO 9001:2015 certification, which reinforces that NuScale’s quality management standards and controls are scalable and repeatable across the globe, further validating NuScale’s technology to stakeholders worldwide. FINANCIAL UPDATE Strong balance sheet with cash, cash equivalents and short-term investments of $252 million ($34 million of which is restricted), and no debt. Revenue of $5.5 million and net loss of $35.6 million for the three-month period ended March 31, 2023, compared to revenue of $2.4 million and a net loss of $23.4 million, respectively, for the same period in 2022. Fully diluted share count of 261.0 million shares as of March 31, 2023, is comprised of 70.1 million shares of Class A Common Stock outstanding, 157.1 million shares of Class A Common Stock issuable upon the exchange of NuScale LLC Class B Units, 29.9 million shares of Class A Common Stock issuable upon the exercise of outstanding stock options and warrants, and 3.9 million time-based awards that vest between one and three years.

First Quarter 2023 Results 3 CONFERENCE CALL NuScale will host a conference call at 5:00 p.m. Eastern Time on Tuesday, May 9, 2023, which will be webcast live and can be accessed at https://www.nuscalepower.com/en/investors/events. The call will also be accessible by telephone at (888) 550-5460 (U.S./Canada). The conference ID is 434725. A replay of the webcast will be available for 30 days. A replay of the call will be available by telephone for one week. ABOUT NUSCALE POWER CORPORATION NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking VOYGR™ SMR plants are powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well- positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on Twitter, Facebook, LinkedIn, Instagram and YouTube. CONTACTS Investor and Media Contacts Investor inquiries: Scott Kozak, NuScale Power skozak@nuscalepower.com Media inquiries: Diane Hughes, NuScale Power media@nuscalepower.com

First Quarter 2023 Results 4 Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company quarterly report on Form 10-Q filed with the SEC on August 12, 2022, and under similar headings in subsequent filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events.